Cascade Bancorp: CACB

D.A. Davidson Investor Conference
May 8, 2008

Patricia L. Moss, CEO

Gregory D. Newton, CFO

May 2008

Forward Looking Statements

The following presentation contains forward-looking statements, which are not historical facts and pertain to our future operating results.
These statements include, but are not limited to, our plans, objectives, expectations and intentions and are not statements of historical fact.
When used in this report, the word "expects," "believes," "anticipates,” “could,” “may,” “will,” “should,” “plan,” “predicts,” “projections,”
“continue” and other similar expressions constitute forward-looking statements, as do any other statements that expressly or implicitly predict future events, results or performance, and such statements are made pursuant to the safe harbor provisions of the Private Securities
Litigation Reform Act of 1995.  Certain risks and uncertainties cause actual results to differ materially from those projected, including among others, the risk factors described in this report as well as general business and economic conditions, including the residential and commercial real estate markets, changes in interest rates including timing or relative degree of change and competition in the industry, changes in regulatory conditions or requirements or new legislation, and changes in accounting policies.  In addition, these forward-looking statements are subject to assumptions with respect to future business conditions, strategies and decisions, and such assumptions are subject to change.

Results may differ materially from the results discussed due to changes in business and economic conditions that negatively affect credit quality, which may be exacerbated by our concentration of operations in the States of Oregon and Idaho generally, including the Oregon communities of Central Oregon, Northwest Oregon, Southern Oregon, and the greater Boise area, specifically.  Likewise, competition or changes in interest rates could negatively affect the net interest margin, as could other factors listed from time to time in the Company’s
SEC reports.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  The Company undertakes no obligation to publish revised forward-looking statements to reflect the occurrence of unanticipated events or circumstances after the date hereof.  Readers should carefully review all disclosures filed by the Company from time to time with the SEC.

May 2008

BANK OF THE
CASCADES
PORTLAND
BUSINESS BANKING CENTER
SALEM
4 BRANCHES
OREGON
BEND
BOISE
MEDFORD/ASHLAND
GRANTS PASS
6 BRANCHES
IDAHO

CASCADE
BANCORP

Cascade Bancorp Profile

Serving Premier NW Growth Markets

          Employ Top Tier Bankers

Advanced Services and Technology

  NASDAQ:  CACB

  $2.4 Billion Assets

  27.9 million Shares Outstanding

  Public Offering 1994; Original Charter 1976

May 2008

Current Environment

Situation

National and local real estate downturn

Uncertain duration and depth of cycle

Impact on Cascade

CACB has no sub-prime exposure

Residential development portfolio under pressure

Elevated NPA’s & reserves

Cascade Strengths

Ample capital for down cycle

Exceptional core deposit franchise – low cost of funds

Core & recurring earnings

May 2008

CREDIT:
Diversified Loan Portfolio

Com'l & Indust.

29%

Cml. Constr.

13%

Res. Constr.

2%

Consumer/Other

7%

Com'l Real

Estate

31%

Res.

Development

15%

Reflects Cascade’s Growth Markets

March 31, 2008

Distribution by Loan Type

May 2008

CREDIT:
Residential Land Development
Portfolio

May 2008

15%

$308M

Total Land
      Development

%

Gross Loans

Amount

Category

5%

$108M

Raw Land

9%

$181M

Development

1%

$ 20M

Res Lots

46% Oregon

54% Idaho

March 31, 2008

CREDIT:
Residential Land Development
& Construction Portfolios

May 2008

Geographic Distribution

(% Total Loans)

Land

Development

Residential
Construction

Commercial
Construction

2%

1%

6%

NW & Southern Oregon

Central OR

5%

3%

3%

Idaho

8%

1%

2%

% Total Loans

15%

5%

10%

March 31, 2008

Non-Performing Assets

May 2008

NPAs by Loan Type

Millions

Comment

$7.5

3/31/2008

C&I / Other

Land Development

$56.0

Main risk sector

Res Construction

$3.7

Total

$96.0

Commercial Construction

$20.4

Mainly single Portland area property
– fully leased

Commercial RE

$8.4

Multi-use

%
NPAs

58.2%

3.8%

21.5%

8.7%

7.7%

100%

Non-Performing Assets

May 2008

NPAs by Region

3/31/2008

% of total

NPAs

$44.1M

46%

Region

Idaho

Central OR

  $5.6M

   6%

Northwest OR

$17.5M

18%

Grand Total

$96.0M

100%

Southern OR

$28.8M

30%

Total Oregon

$51.9M

54%

Mitigating Credit Risk

            Residential Land Development & Construction Portfolios

Ongoing & Active Portfolio Management

Discounting Appraisals

Frequent Review & Risk Rating of Land Development Loans

Monthly Inspections

Establish Borrower Plan of Action

Work with borrowers early

Special Assets Group: focused on resolution

May 2008

Mitigating Credit Risk

Desirable In-Migration Markets

Comparatively low foreclosure ratios

Comparatively low sub-prime as a % of housing stock

Bend in lowest decile nationally

Relatively Stronger NW Economy

Idaho unemployment at 3.0% -  second lowest in nation (March)

Oregon unemployment 5.6% vs 5.1% nationally

Reserve for Credit Loss

1.83% of Total Loans

Exceed “Well Capitalized” Regulatory Standards

11.37% Total Risk-Based Capital

Veteran Management Team

May 2008

Mitigating Credit Risk

1.44%

1.40%

1.42%

1.81%

1.83%

1.41%

1.31%

1.39%

1.20%

1.00%

1.10%

1.20%

1.30%

1.40%

1.50%

1.60%

1.70%

1.80%

1.90%

2.00%

2004

2005

2006

2007

Q1-08

CACB

Peers

Peers: 15 High performing community banks in the west.

Reserve for Credit Losses % Loans

May 2008

Premier NW Franchise

Fast Growth Markets for the Long-Term

Exceptional Core Deposit Franchise

Loyal Customers

Solid Bankers

May 2008

Cascade
Horizon Financial Corp.
Columbia Bancorp
Washington Banking Co.
West Coast Bancorp
Heritage Financial Corp.
PremierWest Bancorp
Frontier Financial Corp.
Umpqua Holdings Corp.
Cascade Financial Corp.
CityBank
Sterling Financial Corp
AmericanWest Bancorp
Banner Corp.
Columbia Banking System
Pacific Continental Corp.
Cowlitz Bancorp

CASCADE
BANCORP

(1)

Deposit - Weighted Population CAGR 2005-2010. All public banks nationally ex M&A targets; assets $2B - $10B, franchise footprint population growth by MSA weighted by franchise deposits;

Source SNL Financial LC / ESRI

3.0%

2.5%

2.0%

1.5%

1.0%

0.5%

Cascade

Average Northwest CAGR 1.4%

Average National CAGR 1.2%

(2)

All publicly traded banks in ID, WA and OR

Top Tier Markets

Growth Market Footprint

Top 10 in the Nation(1)

#1 in Northwest(2)

All CACB Markets Growing Above 90th Percentile Nationally

May 2008

Exceptional Deposit Franchise

Interest

Bearing

Demand/Sav

56%

Time

18%

Non-Interest

Checking

26%

March 31, 2008

Relationship Deposits:
(x-broker & >100k CDs)

$1.5 billion

93% of total deposits

1.87% rate paid (March)

2.50% Overall COF (Q1 avg)

May 2008

Key Financial Items

Despite elevated credit costs

1.01%

$ 6.0

Net Income / ROA

Real Estate Related

0.81%

$ 4.2

Loan Charge-Offs

Mainly Land Development

4.00%

$96.0

NPA / Assets

Capital cushion

2.07%

$49.2*

Risk-Based Capital

> Well Capitalized

Reflects RE uncertainty

1.83%

$37.4

Reserve for Credit
Losses / Loans

Comment

%

$ Millions

Q1-08

*Tax-effected

May 2008

Key Financials

2.50%

COF

$2.04 Billion

Loans

4.68%

NIM

$1.5 Billion

Relationship Deposits

Amount

Q1-08

May 2008

  8.06%

18.83%

ROE – Tangible

  1.39%

  1.81%

Reserve for Credit Losses

56.90%

48.20%

Efficiency

  4.48%

  5.23%

NIM

  5.22%

10.92%

ROE – Book

    .56%

   1.28%

ROA

PEER*

CACB

Financial Performance

*Peer: 15 High performing community banks in the west.

Outperforming Peers

12/31/07

May 2008

Historic Premium Valuation

16.6x

18.7x

2001-2006 Avg.
Trailing PE

Peer

CACB

1.5x

1.5x

Price/Tangible
Book

1.0x

0.9x

Price/Book

10.5x

9.5x

Price/LTM

Trading at Discount to Peers March 2008

May 2008

May 2008

                              Cascade Bancorp: CACB

Thank you.

Patricia L. Moss, CEO
Gregory Newton, CFO

1100 NW Wall Street, Bend, Oregon 97701   •   541.385.6205  •  www.botc.com